                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  March 17, 1997


                            St. Paul Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                          01-15580                 36-3504665
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     (State or other                   (Commission              (IRS Employer
     jurisdiction of                   File Number)             Identification
     incorporation)                                             No.)



     6700 West North Avenue
     Chicago, Illinois                                                60707
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     (Address of principal executive office)                        (Zip Code)


       Registrant's telephone number, including area code: (773) 622-5000
                                                           -------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.  Other Events

         St. Paul Bancorp, Inc. (the "Company") announced on March 17, 1997 that its annual meeting of stockholders will be held on Wednesday, May 7, 1997 at 10:00 a.m. at the Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181. The record date for the meeting will be March 18, 1997. In accordance with the Company's bylaws, stockholders who wish to present business at the annual meeting or to nominate directors are required to give notice to the Company and provide information specified in the bylaws no later than April 7, 1997.

         A copy of the press release dated March 17, 1997 is attached as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ST. PAUL BANCORP, INC.
                                                   ----------------------
                                                   (Registrant)


                                                    /s/ Patrick J. Agnew
                                                   ----------------------
                                                   Patrick J. Agnew
                                                   President




Attest:



 /s/ Clifford M. Sladnick
------------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date:    March 17, 1997





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